Exhibit 10.1

NOTICE OF LEASE

This Notice of Lease (this “Notice”) is entered into by and between HPT New Orleans, OSS, LLC, a Delaware limited liability company (hereinafter called “Landlord”), and Whitney Bank, a Mississippi state-chartered bank (hereinafter called “Tenant”), as of the 5th day of July, 2017.

RECITALS

A.Landlord and Tenant entered into an Office Lease, dated effective as of the date hereof  (the “Lease”; capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease), pursuant to which Landlord leases to Tenant and Tenant leases from Landlord certain premises situated in Orleans Parish, Louisiana and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Leased Premises”).

B.Landlord and Tenant desire to execute and deliver this Notice for the purpose of recording same in the conveyance records of Orleans Parish, Louisiana to give notice of the Lease.

NOW,  THEREFORE, the parties agree as follows:

1. Lease.  Landlord leases to Tenant and Tenant leases from Landlord the Leased Premises, pursuant to the terms, provisions, covenants and conditions in the Lease, including, without limitation, the terms and provisions provided herein.

2. Date of Lease. The Lease is dated effective as of the date hereof.

3. Term. The term of the Lease shall commence on the later of (a) July 1, 2017, or (b) the date Landlord delivers the Upper Floors to Tenant (the “Commencement Date”) and expires on the date that is two hundred forty (240) full calendar months following the Rent Commencement Date for the Upper Floors.

4. Renewal Options. Tenant has the option to renew the Lease for up to four (4) renewal periods of five (5) years each so as to extend the Term for up to twenty (20) years in the aggregate.

5.  Purpose.  This Notice, which describes some but not all of the terms of the Lease, is executed for the purposes of recordation in the conveyance records of Orleans Parish, Louisiana, pursuant to La. R.S. § 9:2742, in order to give notice of all the terms and provisions of the Lease and is not intended and shall not be construed to define, limit or modify the Lease.  The Lease contains the entire agreement between the parties and sets forth specifically the rents, terms, provisions, covenants and conditions agreed to by and between Landlord and Tenant.  If there are any conflicts between the Lease and this Notice, the provisions of the Lease shall control hereto.

6. Address. The address of the Landlord and the address of the Tenant are set forth on the signature pages hereto.
7. Counterparts. This Notice may be executed in multiple counterparts, each of which shall be deemed an original, and together the counterparts shall constitute one instrument.

[Signature Pages Follow]

{N3429459.2}2

IN WITNESS WHEREOF, Landlord hereto has duly executed this Notice of Lease as of the date first written above.

LANDLORD:

HPT New Orleans OSS, LLC,

a Delaware limited liability company

By: HPT New Orleans OSS Mezzanine, LLC,

      a Delaware limited liability company, its

      Manager

      By: HPT New Orleans OSS Manager, Inc.,

             a Delaware corporation, its Manager

               By:______________________________

                    Name: James M. Ingram
                    Title: Executive Vice President and

                              Chief Investment Officer

Address of Landlord:
HPT New Orleans OSS, LLC
21860  Burbank Blvd., Suite 300 South
Woodland Hills, CA 91367

Attn: Asset Manager

with copy to:

701 Poydras Street, Suite 3870

New Orleans, LA 70139

Attn: Property Manager

{N3429459.2}3

IN WITNESS WHEREOF, Tenant hereto has duly executed this Notice of Lease as of the date first written above.

TENANT:

Whitney Bank, a Mississippi state-chartered bank

By:

       Name: Steven D. Barnett
       Title: Senior Vice President/Director

                 of Corporate Real Estate and Facilities

                 Management

Address of Tenant:
Hancock Bank and Whitney Bank
228 St. Charles Avenue, Suite 333
New Orleans, LA 70130

Attn: Corporate Real Estate and Facilities

                     Management  Department

           with copy to:

           Hancock Bank and Whitney Bank

           c/o NGFK Real Estate

           Administration, File ID _______

14651 N. Dallas Parkway, Suite 910

Dallas, TX 75254

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ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

On this ______ day of ___________, 2017, before me the undersigned Notary Public, duly commissioned and qualified, and in the presence of the undersigned witnesses, personally came and appeared:

James M. Ingram

who, after being duly sworn, declared that he is the duly authorized Executive Vice President and Chief Investment Officer of HPT New Orleans OSS Manager, Inc., a Delaware corporation, the Manager of HPT New Orleans OSS Mezzanine, LLC, a Delaware limited liability company, the Manager of HPT New Orleans OSS, LLC, a Delaware limited liability company, and that he freely and voluntarily signed the foregoing instrument in that capacity and for the purposes described therein.

WITNESSES: __________________________________ Print Name:________________________ __________________________________ Print Name:________________________	____________________________________ James M. Ingram, Executive Vice President and Chief Investment Officer

__________________________________

Notary Public

Name:_____________________________

Notary/Bar No.:_____________________

My Commission Expires:______________

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ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

On this ______ day of ___________, 2017, before me the undersigned Notary Public, duly commissioned and qualified, and in the presence of the undersigned witnesses, personally came and appeared:

Steven D. Barnett

who, after being duly sworn, declared that he is the duly authorized Senior Vice President/ Director of Corporate Real Estate and Facilities Management of Whitney Bank, a Mississippi state-chartered bank, and that he freely and voluntarily signed the foregoing instrument in that capacity and for the purposes described therein.

WITNESSES: __________________________________ Print Name:________________________ __________________________________ Print Name:________________________	_____________________________________ Steven D. Barnett, Senior Vice President/ Director of Corporate Real Estate and Facilities Management

__________________________________

Notary Public

Name:_____________________________

Notary/Bar No.:_____________________

My Commission Expires:______________

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EXHIBIT “A”
TO
NOTICE OF LEASE

The Leased Premises consist of the entirety of Floors 15, 16, 30, 31, 32, 33 and 34 of the Building located upon the Land (as defined below) (approximately 163,082 rentable square feet) and 6,440 rentable square feet adjacent to the lobby on the second floor of the Building located upon the Land described as follows (the “Land”):

A CERTAIN SQUARE OF GROUND, situated in the First Municipal District of the City of New Orleans, State of Louisiana, being Square 221, bounded by Poydras Street, as widened, St. Charles, Perdido and Carondelet Streets, which said square of ground, according to a print of survey by Guy J. Seghers, C.E. & S., dated April 27, 1973 and revised May 15, 1973, measures 314 feet, 0 inches, 2 lines front on Poydras Street, as widened; 249 feet 5 inched 1 line front on St. Charles Street; 340 feet, 11 inches, 3 lines front on Perdido Street and 249 feet 9 inches 1 line front on Carondelet Street

{N3429459.2}Exhibit “A” to Notice of Lease